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Exhibit 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 6, 2012, in the Registration Statement on Form S-1 and the related Prospectus of Radius Health, Inc.

/s/ Ernst & Young LLP
Boston, Massachusetts February 6, 2012

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  Exhibit 23.1
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM